EXHIBIT 10.28

                              SANDERSON FARMS, INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois


SunTrust Bank (formerly known as
  SunTrust Bank, Atlanta)
Atlanta, Georgia


Credit Agricole Indosuez, Chicago Branch
     (formerly known as Caisse Nationale de Credit
     Agricole, Chicago Branch)
Chicago, Illinois


Trustmark National Bank
Jackson, Mississippi

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned, Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Credit Agreement provides for a Revolving Credit to be made available to the Company. The Company now applies to the Banks to amend the Credit Agreement to permit the Company to guaranty the payment when due of certain loans made by Harris Trust and Savings Bank and SunTrust Bank to Joe Franklin Sanderson, Jr. and William Ramon Sanderson, not individually but as co-executors of the estate of Joe Franklin Sanderson, deceased, without regard to the restrictions contained in Section 7.7 of the Credit Agreement, all in the manner and on the terms and conditions set forth herein.

          1. AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

        1.1. Section 7.7 of the Credit Agreement shall be amended by adding the following phrase immediately before the period appearing at the end thereof:

                  ", and provided further, that the foregoing shall not prevent the Company from guaranteeing the payment when due of certain loans made by Harris Trust and Savings Bank and SunTrust Bank to Joe Franklin Sanderson, Jr. and William Ramon Sanderson, not individually but as co-executors of the estate of Joe Franklin Sanderson, deceased."

          2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1. The Company and the required Banks shall have executed this Amendment.

        2.2. Each Guarantor Subsidiary shall have executed the Guarantors' Acknowledgment attached hereto.

          3. REPRESENTATIONS AND WARRANTIES.

        3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

        3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

          4. MISCELLANEOUS.

        4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.



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         Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of March 17, 2000.


                     SANDERSON FARMS, INC.



                     By /s/D. Michael Cockrell
                     Its Treasurer and Chief Financial Officer

         Accepted and agreed to as of the day and year last above written.

                     HARRIS TRUST AND SAVINGS BANK
                     individually and as Agent


                     By/s/Curt Flammini
                     Its Vice President

                     SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)


                     By/s/Gregory L. Cannon
                     Its Vice President

                     CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH (formerly known as Caisse Nationale de Credit Agricole, Chicago
                     Branch)


                     By
                     Its___________________________________________________


                     By
                     Its___________________________________________________

                     TRUSTMARK NATIONAL BANK


                     By /s/William H. Edward
                     Its Vice President



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                           GUARANTORS' ACKNOWLEDGMENT

         The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.


Dated as of March 17, 2000.


                      SANDERSON FARMS, INC. (FOODS DIVISION)


                      By /s/D. Michael Cockrell
                      Its Treasurer and Chief Financial Officer

                      SANDERSON FARMS, INC. (PRODUCTION DIVISION)


                      By /s/D. Michael Cockrell
                      Its Treasurer and Chief Financial Officer

                      SANDERSON FARMS, INC. (PROCESSING DIVISION)


                      By /s/D. Michael Cockrell
                      Its Treasurer and Chief Financial Officer